                                                                   EXHIBIT 10.32



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

                            2000 STOCK INCENTIVE PLAN
                       (AS AMENDED THROUGH MARCH 22, 2000)

                  The purposes of the 2000 Stock Incentive Plan as amended (the "Plan"), are to encourage eligible employees of Westinghouse Air Brake Technologies Corporation (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                    SECTION 1
                                 ADMINISTRATION

                  The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) "Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule and (ii) if so determined by the Board, an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

                  The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

                  The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.


                                    SECTION 2
                                   ELIGIBILITY

                  Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any

Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive awards of restricted shares and performance units as described herein.

                  Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares and performance units as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares or units covered by each grant or award and whether cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.



                                    SECTION 3
                         SHARES AVAILABLE UNDER THE PLAN

                  For fiscal year 2000 and annually for each of the four fiscal years thereafter, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan is 1,100,000 shares, increased by 1.5% of the issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP") or a related trust, but including outstanding restricted shares) as of December 31 of the preceding fiscal year. In any such annual period, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan may also be increased, in the discretion of the Committee, by an additional 1% of the issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the ESOP or a related trust, but including outstanding restricted shares ) as of December 31 of the preceding fiscal year. In the event of the exercise of such discretion by the Committee, the number of shares related to such 1% increase shall be deducted from any increase in the maximum aggregate number of shares of Common Stock to be made in the next annual period. Notwithstanding the foregoing, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan on any given date shall not exceed 15% of the then aggregate issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the ESOP or a related trust, but including outstanding restricted shares), less the aggregate number of (i) all outstanding stock options granted at any time under the Corporation's plans since their initial date of adoption, which remain unexercised and outstanding (and which have not expired) as of such date (ii) all restricted shares granted at any time under the Corporation's plans which have not yet vested or been forfeited to the Corporation pursuant to their terms as of such date and (iii) all performance units granted at any time under the Corporation's plans that are payable in performance shares, for which performance targets have not yet been satisfied as of such date, or which have not yet been forfeited, subject to adjustment and substitution as set forth in Section 7. If any option is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If restricted shares are forfeited to the Corporation pursuant to the restrictions applicable to any award, the restricted shares so forfeited shall again be available for purposes of the Plan. To the extent that any award of performance units is not earned or is paid in cash rather than performance shares, the number of shares covered thereby shall again be available for purposes of the Plan.

                  Notwithstanding the immediately preceding paragraph, the maximum aggregate number of shares of the Common Stock which may be issued in connection with grants of incentive stock options made under the Plan is 1,752,500 shares, subject to adjustment and substitution as set forth in Section
7. If any such incentive stock option granted under the Plan and counted against such sub-limit is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of granting incentive stock options under the Plan.

                  The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.


                                    SECTION 4
                             GRANT OF STOCK OPTIONS
                      AND CASH PAYMENT RIGHTS AND AWARD OF
                     RESTRICTED SHARES AND PERFORMANCE UNITS

                  The Committee shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares and (iii) to award performance units, all as provided herein. The Committee also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

                  During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee in any one calendar year is 300,000 shares plus the cumulative difference between that maximum number and the number actually granted to such employee for all prior completed calendar years since the effective date of the Plan, subject to adjustment and substitution as set forth in Section 7, and subject to the overall limit of the number of shares available under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee in the same calendar year. The limitation in this paragraph shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

                  Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(H), but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                    SECTION 5
                             TERMS AND CONDITIONS OF
                      STOCK OPTIONS AND CASH PAYMENT RIGHTS

                  Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine, but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall be one hundred ten percent (110%) of such fair market value on the date of grant; provided, however, that with respect to employees who become employees of the Corporation or any Subsidiary as a result of the acquisition by the Corporation or any Subsidiary of the stock or assets of another entity or business (an "Acquisition"), and who are not deemed to be reporting persons of the Corporation or any Subsidiary for purposes of Section 16(b) of the 1934 Act, the option price with respect to nonstatutory stock options granted to such persons within 12 months of such Acquisition shall be such price as the Committee, in its discretion, shall determine, which may be less than the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I). For purposes of this
Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

                  (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued or delivered by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 3.

                  (C) Unless the Committee, in its discretion, shall otherwise determine, stock options shall be exercisable by a grantee during employment commencing on the date of grant. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option to the extent exercisable at any time may be exercised in whole or in part.

                  (D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(D) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

                  (E) No incentive stock option and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, no nonstatutory stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All incentive stock options and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, all nonstatutory stock options shall be exercisable during the lifetime of the grantee only by the grantee.

                  (F) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

                           (i) If the employment of a grantee who is not
                  disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                           (ii) If the employment of a grantee who is not a
                  Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iii) If the employment of a grantee who is a
                  Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iv) Following the death of a grantee during
                  employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

                           (v) Following the death of a grantee after
                  termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

                           (vi) Unless the exercise period of a stock option
                  following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

                  (G) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  (H) All stock options and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

                  (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(I) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (J) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                  Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.


                                    SECTION 6
                     RESTRICTED SHARES AND PERFORMANCE UNITS

(A) RESTRICTED SHARES

                  Awards of restricted shares shall be confirmed by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

                  Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued or delivered in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee. If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

(B)      PERFORMANCE UNITS

                  The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

                  (i) "Performance unit" shall mean an award, expressed in dollars or shares of Common Stock, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Corporation, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

                  (ii) "Performance Period" shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

                  (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

                  (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

                  (v) "Performance shares" shall mean shares of Common Stock issued or delivered in payment of earned performance units.

                  An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

                  At any time prior to the end of a Performance Period, the Committee may adjust downward (but not upward) the Performance Target and/or Minimum Target as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any division, branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established Performance Target.

                  Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee. The Committee, in its discretion, may determine that awardees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

                  Unless otherwise provided in the agreement confirming the award of the performance units, if prior to the close of a Performance Period, the employment of an awardee of performance units is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion may determine to pay to the grantee all or part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or the estate of the awardee as promptly as practicable following such determination and may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

                  Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance units terminates prior to the close of the Performance Period for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance units shall be deemed not to have been earned and such unearned units shall not be paid.

                  Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

                  If an awardee of performance units (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether an awardee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance units to be canceled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.


                                    SECTION 7
                      ADJUSTMENT AND SUBSTITUTION OF SHARES

                  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, (i) the number of shares of the Common Stock subject to any outstanding stock options or performance unit awards, (ii) the number of shares of the Common Stock which may be issued or delivered under the Plan but are not subject to outstanding stock options or performance unit awards and (iii) the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

                  If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance unit award, for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option or performance unit award and for the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

                  In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

                  Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

                  If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

                  No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

                  If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

                  Except as provided in this Section 7, a grantee shall have no rights by reason of any issue or delivery by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


                                    SECTION 8
                       ADDITIONAL RIGHTS IN CERTAIN EVENTS


(A)      DEFINITIONS

                  For purposes of this Section 8, the following terms shall have the following meanings:

                  (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

                  (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

                  (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

                   (6) "Designated Person" shall mean (a) the Westinghouse Air Brake Company Employee Stock Ownership Plan and the Westinghouse Air Brake Company Employee Stock

Ownership Trust (collectively, the "ESOP") and (b)any Person serving on the Committee administering the ESOP, to the extent that such Person is deemed to have Beneficial Ownership of shares of Common Stock held by the ESOP.

                  (7) "Section 8 Event" shall mean the date upon which any of the following events occurs:

                  (a) The Corporation acquires actual knowledge that any Person, other than the Corporation, a Subsidiary, or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary, or any Designated Person, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

                  (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

                  (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board (excluding vacant seats) shall be Continuing Directors; or

                  (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 30% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 7(a) above, (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 7(b) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 7(c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS

                  Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(7)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.


(C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS

                  Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(7)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.


(D) LAPSE OF RESTRICTIONS ON RESTRICTED SHARE AWARDS

                  Unless the agreement referred to in Section 6(A), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(7)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.


(E) PAYMENT OF PERFORMANCE UNITS

                  Unless the agreement referred to in Section 6(B), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of any Performance Period, all performance units (unless the awardee is a person referred to in the proviso to Section 8(A)(7)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any Performance Target or any Minimum Target and shall be paid to the awardee thereof as promptly as practicable after the Section 8 Event. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of Section 8 Event.


(F) TAX-RELATED CASH PAYMENTS

                  Unless the agreements referred to in Sections 5(H), 6(A) or 6(B), or an amendment thereto, shall otherwise provide, if the independent auditors most recently selected by the Board determine that (i) any grant, payment or transfer to or for the benefit of a grantee or awardee under the Plan (whether granted, paid or payable or transferred or transferable pursuant to the Plan or otherwise) (a "Payment") would be deemed to be an "excess parachute payment" for Federal income tax purposes because of Section 280G of the Code, or any successor provision ("Section 280G"), and (ii) any grant, payment or transfer under the Plan to or for the benefit of a grantee or awardee within one year of or following the occurrence of a Section 8 Event constitutes in whole or in part a "parachute payment" under Section 280G (without regard to Section 280G(b)(4)) used in calculating such "excess parachute payment," the Payment will be grossed up through the payment by the Corporation to the grantee or awardee in cash of the amount of any excise tax under Section 4999 of the Code, or any successor provision ("Section 4999"), on the "excess parachute payment" and the amount of any excise tax under Section 4999 and applicable income tax on the total amount of such gross up payment, so that the grantee or awardee will receive the full amount of the Payment after the grantee or awardee has paid any excise tax under Section 4999 of the Code on the "excess parachute payment" and any excise tax under Section 4999 and applicable income tax on the amount of such gross up payment. On the later of the date an "excess parachute payment" is paid to or for the benefit of the grantee or awardee or the date on which it can be first determined that a Payment would be deemed to be an "excess parachute payment," the Corporation shall pay or distribute to or for the benefit of the grantee or awardee the gross up payment due to the grantee or awardee under this Section 8(F).


                                    SECTION 9
           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

                  Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares or performance units under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan or in any award of restricted shares or performance units under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.


                                   SECTION 10
                                  WITHHOLDING

                  Income, excise or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the grant or exercise of a stock option, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance units are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Any taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. If a grantee does not pay any taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.


                                   SECTION 11
                                   AMENDMENT

                  The right to alter and amend the Plan at any time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) modify the formulas to increase the number of shares which may be issued or delivered under the Plan as set forth in Section 3, (ii) increase the maximum aggregate number of shares as to which incentive stock options may be granted as set forth in Section 3, (iii) change the option price permitted under Section 5(A) of the Plan, (iv) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee as set forth in Section 4, (v) make any changes in the class of employees eligible to receive options or awards under the Plan, or (vi) be made if stockholder approval of the amendment is at the time required for grants or awards under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12
                                   INTEGRATION

                  The Plan and any written agreements executed by employees and the Corporation contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter within which are not fully expressed in the Plan and the agreements.





                                   SECTION 13
                       EFFECTIVE DATE AND DURATION OF PLAN

                  The effective date and date of adoption of the Plan shall be January 24, 2000, the date of adoption of the Plan by the Board, and the effective date of the amendments to the Plan adopted by the Board on March 22, 2000 shall be March 22, 2000, provided that such amendments are approved by stockholders at a meeting duly called, convened and held on or prior to March 21, 2001, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock option or cash payment rights may be granted and no restricted shares or performance units payable in performance shares may be awarded under the Plan subsequent to January 23, 2010.